UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  Form 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) August 7, 2000


                      Commission file Number 000-28287

                                CALIPSO, INC.
           (Exact Name of Registrant as Specified in its Charter)



Delaware                                             88-0418749
(State of other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)




13525 Midland Road, Suite I
Poway, California                                    92064
(Address of principal executive offices)             (Zip Code)




                               (619) 692-2518
              (Registrant's Executive Office Telephone Number)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     Pursuant to an Acquisition Agreement and Plan of Merger (the "Merger Agreement") dated as of August 7, 2000 between Calipso, Inc. ("Calipso"), a Delaware corporation, and Knowledge Foundation, Inc. ("KFI"), a Delaware corporation, all the outstanding shares of common stock of KFI are to be exchanged for 33,918,400 shares of 144 restricted common stock of Calipso in a transaction in which Calipso will be the surviving corporation. Anticipated closing date is September 8, 2000.

     The officers of KFI will take over as officers of the surviving corporation. A copy of the Merger Agreement is filed as an exhibit herewith along with the Articles of Merger.


ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     The consideration exchanged pursuant to the Merger Agreement was negotiated between Calipso and KFI.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.     OTHER EVENTS

Not applicable.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Resignations will occur concurrent with closing of merger referenced in
Item 1.

ITEM 7.     FINANCIAL STATEMENTS

Not applicable.

ITEM 8.     CHANGE IN FISCAL YEAR

Not applicable.

EXHIBITS

1.1 Agreement and Plan of Merger between Calipso, Inc. and Knowledge Foundation, Inc.

1.2  Calipso Disclosure Schedule

1.3  KFI Disclosure Schedule
______

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CALIPSO, INC.

                                        By /s/ Robert Ransom
                                           Robert J. Ransom, President


Date:     August 7, 2000